UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2010

ACXIOM CORPORATION (Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)
0-13163	71-0581897
(Commission File Number)	(IRS Employer Identification No.)

601 E. Third St., Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

501-342-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4814-2418-8678.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           At the quarterly Board of Directors meeting of Acxiom Corporation (the “Company”) held on May 17, 2010, directors Mary L. Good and Steve Patterson, whose terms expire at the August 2, 2010 Annual Stockholders Meeting, informed the Company of their intention not to seek re-election, and  director Thomas F. (Mack) McLarty, III, whose term expires at the 2011 Annual Stockholders Meeting, informed the Company of his intention to resign from the board effective as of August 2, 2010, the date of the 2010 Annual Stockholders Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACXIOM CORPORATION

DATED: May 21, 2010
By:           /s/ Jerry C. Jones
Name:           Jerry C. Jones
Title:           Chief Legal Officer & Sr. Vice President